Exhibit 99.1

                                                                       CONTACTS:
                                                         Pris Neulander, PURADYN
        [logo]                                                 Media Coordinator
                                                             561-547-9499, x 215
                                                          pneulander@puradyn.com

                                                         Kathryn Morris, PURADYN
                                              Director, Corporate Communications
                                                              561-547-9499, x226
                                                  investor-relations@puradyn.com


   puraDYN FILTER TECHNOLOGIES INC. APPOINTS IMPERIAL CAPITAL, LLC TO ACT AS
                               FINANCIAL ADVISOR



BOYNTON BEACH, FL - OCTOBER 28, 2004 - PURADYN FILTER TECHNOLOGIES INCORPORATED (AMEX: PFT) announced today that it has retained Imperial Capital, LLC, an investment bank, to act as its financial advisor. Imperial Capital will assist the Company in exploring all reasonable alternatives to raising additional capital, as well as possibly pursuing a strategic partner from a mutually-related field to enhance the Company's ability to develop business.

Joseph V. Vittoria, Chairman of PURADYN, said, "We are recognizing increased demand for our oil filtration systems and will work with Imperial to raise the necessary capital to efficiently meet manufacturing and marketing requirements We selected Imperial Capital because of their strong expertise in middle market transactions. We look forward to working with them to help maximize shareholder value."

The PURADYN(R) bypass oil filtration systems work with the full flow filter to reduce solid contaminants in engine oil to below one micron with the use of its patent-pending CGP(R) filter element; to evaporate harmful gaseous contaminants; and to replenish the base additives so as to maintain the proper total base number (TBN) and viscosity of the oil. By maintaining continuously clean oil, oil drain intervals are significantly and safely extended thus reducing new oil purchases and waste oil disposal costs.



ABOUT PURADYN FILTER TECHNOLOGIES INCORPORATED
PURADYN (AMEX: PFT) designs, manufactures and markets the PURADYN(R) Bypass Oil Filtration System, the most effective filtration product on the market today. It continuously cleans lubricating oil and maintains oil viscosity to safely and significantly extend oil change intervals and engine life. Effective for internal combustion engines, transmissions and hydraulic applications, the Company's patented and proprietary system is a cost-effective and energy-conscious solution operating in an annual $13 billion potential industry. The Company has established aftermarket programs with several of the transportation industry leaders such as Volvo Trucks NA, Mack Trucks, PACCAR; a strategic alliance with Honeywell Consumer Products Group, producers of FRAM(R) filtration products; and continues to market to major commercial fleets. PURADYN equipment has been certified as a "Pollution Prevention Technology" by the California Environmental Protection Agency.

STATEMENTS IN THIS PRESS RELEASE WHICH ARE NOT HISTORICAL DATA ARE FORWARD-LOOKING STATEMENTS WHICH INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES OR OTHER FACTORS NOT UNDER THE COMPANY'S CONTROL, INCLUDING BUT NOT LIMITED TO THE POSSIBLE INABILITY TO RAISE CAPITAL FUNDS, LACK OF PROTECTION FROM INTELLECTUAL PROPERTY, VULNERABILITY BECAUSE OF MANUFACTURING A LIMITED NUMBER OF PRODUCTS, DEPENDENCE ON DISTRIBUTORS, ORDERS PREVIOUSLY STATED IN THIS PRESS RELEASE MAY NOT MATERIALIZE, AND THE POSSIBILITY THAT THE PRODUCTS DO NOT MEET CUSTOMERS' NEEDS, WHICH MAY CAUSE ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS OF THE COMPANY TO BE MATERIALLY DIFFERENT FROM THE RESULTS, PERFORMANCE OR OTHER EXPECTATIONS IMPLIED BY THESE FORWARD-LOOKING STATEMENTS. THESE FACTORS INCLUDE, BUT ARE NOT LIMITED TO, THOSE DETAILED IN THE COMPANY'S PERIODIC FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.